UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): January 4, 2021

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated January 4, 2021, that was filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2021 (the “Original Form 8-K”) by Willis Lease Finance Corporation (the “Company”), concerning the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm following the completion of the audit of Willis Lease Finance Corporation and subsidiaries’ consolidated financial statements as of and for the year ended December 31, 2020, and the effectiveness of internal control over financial reporting as of December 31, 2020, which were included in the filing of the Company’s 2020 Annual Report on Form 10-K on March 15, 2021.

ITEM 4.01 Changes in Registrant's Certifying Accountant

(a) As previously announced in the Original Form 8-K, the Board of Directors of the Company approved the dismissal of KPMG on January 4, 2021 as the Company’s independent registered public accounting firm following the completion of the audit services provided for the years ending December 31, 2020 and 2019 as well as the effectiveness of internal controls over financial reporting as of December 31, 2020.

On March 15, 2021, when the Company filed its 2020 Annual Report on Form 10-K with the SEC, KPMG completed its audit of the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019, as well as the effectiveness of internal controls over financial reporting as of December 31, 2020. As of that date, KPMG was dismissed as the Company’s independent registered public accounting firm.

KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 15, 2021, the effective date of KPMG’s dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated March 17, 2021, is filed as Exhibit 16.1 to this Form 8-K/A.

(b) The Board of Directors of the Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 and invited several independent registered public accounting firms to participate in this process. Following review of proposals from the independent registered public accounting firms that participated in the process, on March 15, 2021, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021, subject to completion of Grant Thornton’s standard client acceptance procedures and execution of an engagement letter.

During the fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through March 15, 2021, neither the Company nor anyone on its behalf has consulted with Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit No.	Description
16.1	Letter from KPMG LLP addressed to the Securities and Exchange Commission, dated March 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated March 17, 2021

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Senior Vice President and Chief Financial Officer

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